DEBT	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
DEBT

NOTE 9. DEBT

On August 2, 2019, Colorado Housing and Finance Authority (“CHFA”) entered into an agreement to assign the mortgage note to Iliad Research and Trading, L.P., a Utah limited liability partnership ("IRT"). This agreement closed on September 11, 2019, and IRT paid a total of $5,885,148 to CHFA to assume the note. The payment amount consisted of

$5,405,666 of principal and $479,482 of interest and fees. Interest was accrued on the note at the default interest rate of 10.5%. At December 31, 2019, the remaining principal and accrued interest balances were $5,885,148 and $190,158, respectively.

On July 29, 2020, the Company’s owned facility at 12300 Grant Street, Thornton, CO 80241 (the “Building”) was foreclosed by IRT and sold at public auction. The successful bidder for the Building was IRT, at the price of $7.193 million. As a result, the Company’s obligations to IRT and all of the Company’s outstanding real property taxes on the Building were considered fully repaid. The Company booked a gain of approximately $3 million on sale of the property.